COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2013
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
Note 14:- Commitments and Contingencies

a.	Liens:

Pursuant to a bank credit agreement, a lien has been incurred by the Company over a certain portion of its investment in outstanding shares of Matrix and Sapiens. As of February 2014 the bank credit was repaid and all liens have been removed - see also note 18.

b.	Guarantees:

1.
The Group has provided certain bank guarantees in an aggregate of approximately $  14,500 as security for its subsidiary companies’ performance of various contracts with customers. If the subsidiaries were to breach certain terms of such contracts, the customers could demand that the banks providing the guarantees distribute the amounts claimed to be due.

2.
Certain subsidiaries have provided bank guarantees aggregating to $  4,400 as security for rent to be paid for their offices and credit lines from banks. If such subsidiaries were to breach certain terms of their leases, the lessors could demand that the banks providing the guarantees distribute the amounts claimed to be due.

c.	Covenants:

In connection with the Group's credit facility agreements, primarily Matrix, with various financial institutions, the Group committed to the following:

1.	To maintain certain financial ratios. The Group has met the financial ratios as of December 31, 2012 and 2013.

2.	Matrix committed not to grant a security interest in all or substantially all of its assets.

3.
Matrix committed not to distribute dividends that will cause its equity (when measured based on International Financial Reporting Standards ("IFRS") to be less than NIS 275,000 (approximately $ 79,000). As of December 31, 2013, Matrix's equity was approximately NIS 581,000 (approximately $ 167,000) (as measured based on IFRS).

d.	Legal proceedings:

1.
In August 2009, a software company and one of its owners filed an arbitration proceeding against Magic and one of its subsidiaries, claiming an alleged breach of a non-disclosure agreement between the parties. The plaintiffs are seeking damages in an amount of approximately NIS 52,000 (approximately $ 14,980). The arbitrator determined that both Magic and the subsidiary breached the non-disclosure agreement. The closing summaries regarding damages have been submitted, but the arbitrator has not yet rendered his ruling.

In June 2011 the plaintiffs filed a motion to allow them to amend the claim by adding new causes of action and increasing the damages claimed in the lawsuit by approximately additional NIS 238,000 (approximately $ 68,568) based on new arguments. Following discussions, the arbitrator rejected the motion and determined that if the plaintiffs wish to claim the additional damages (and the additional causes of action) they should do so in a separate legal proceeding. To date the plaintiffs have not filed an additional lawsuit.

Magic recorded an accrual to cover damages to be awarded, based on the conclusions of the financial expert opinion that was filed by Magic in the arbitration proceedings. At this time, given the multiple uncertainties involved and in large part to the highly speculative nature of the damages sought by the plaintiff, which leaves a wide discretion to the arbitrator in quantifying and awarding the damages, the Company is unable to estimate the amount of the probable loss, if any, to be recognized or whether the accrual will be sufficient to cover the damages that will be awarded.

2.
In addition to the above-described legal proceedings, from time to time, Formula and/or its subsidiaries are subject to legal, administrative and regulatory proceedings, claims, demands and investigations in the ordinary course of business, including claims with respect to intellectual property, contracts, employment and other matters. The Company applies ASC 450, "Contingencies," and accrues a liability when it is both probable that a liability has been incurred and the amount of the loss can be reasonably estimated. Significant judgment is required in the determination of both the probability and as to whether a loss is reasonably estimable. These accruals are reviewed at least quarterly and adjusted to reflect the impact of negotiations, settlements, rulings, advice of legal counsel and other information and events pertaining to a particular matter. The Company intends to defend itself vigorously against the above claims, and it generally intends to vigorously defend any other legal claims to which it is subject. While for most litigation, the outcome is difficult to determine, to the extent that there is a reasonable possibility that the losses to which the Company may be subject could exceed the amounts (if any) that it has already accrued, the Company attempts to estimate such additional loss, if reasonably possible, and disclose it (or, if it is an immaterial amount, indicate accordingly). The aggregate provision that the Company has recorded for all other legal proceedings (other than the particular material proceedings described above) is not material. Furthermore, in respect of its ordinary course legal, administrative and regulatory proceedings (that is, other than the particular material proceedings described above), the Company estimates, in accordance with the procedures described above, that as of the current time there is no reasonable possibility that it will incur material losses exceeding the non-material amounts already recognized.

e.	Operating lease commitments:

The following are details of the Company’s future minimum lease commitments for office equipment, office space and motor vehicles under non-cancelable operating leases as of December 31, 2013:

2014	$21,585
2015	10,432
2016	9,338
2017	7,856
2018 and Thereafter	5,723

$54,934

Rent expenses for the years 2011, 2012 and 2013, were approximately $  13,000, $  15,559 and $  16,107, respectively.

f.	Royalty commitments:

Sapiens Technologies (1982) Ltd. ("Sapiens Technologies"), a subsidiary of Sapiens incorporated in Israel, was partially financed under programs sponsored by the Israel’s Office of the Chief Scientist ("OCS") for the support of certain research and development activities conducted in Israel. In exchange for participation in the programs by the OCS, Sapiens Technologies agreed to pay 3%-3.5% of total net consolidated license and maintenance revenue and 0.35% of the net consolidated consulting services revenue related to the software developed within the framework of these programs based on an understanding with the OCS reached in January 2012.

The royalties will be paid up to a maximum amount equaling 100%-150% of the grants provided by the OCS, linked to the dollar, and for grants received after January 1, 1999, bear annual interest at a rate based on LIBOR.

Royalty expenses amounted to $  340, $  574 and $ 450 in 2011, 2012 and 2013, respectively, and are included in cost of revenues.